UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)

                 OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):
                                May 1, 2007

                      EMPIRE PETROLEUM CORPORATION

        (Exact name of registrant as specified in its charter)


        Delaware                   001-16653              73-1238709
(State or other jurisdiction  (Commission file Number) (IRS Employer
of Incorporation)                                      Identification No.)

8801 S. Yale, Suite 120                      74137-3575
(Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code:  (918-488-8068)

                        Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure

     On May 2, 2007, the Registrant issued a press release announcing the that it has completed testing on the Empire Cobble Cuesta 1-12-12N-34E, in Nye County, Nevada and found no hydrocarbons, therefore the Company has taken steps to plug and abandon the well. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Regulation FD.

ITEM 9.01  Financial Statements and Exhibits

         (c)  Exhibits

              99.1  Press Release dated May 1, 2007


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date:  May 1, 2007

Empire Petroleum Corporation

BY: /s/Albert E. Whitehead

Chief Executive Officer

EXHIBIT 99.1
                               NEWS RELEASE

                              TULSA, OKLAHOMA


May 1, 2007                                           For Immediate Release


                        EMPIRE ABANDONS NEVADA WELL


Empire Petroleum Corporation (OTCBB: EMPR), a Tulsa, Oklahoma based company, announced today that it has completed testing on the Empire Cobble Cuesta 1-12 -12N-34E, Nye County, Nevada. Testing was carried out over several intervals in the well; however no hydrocarbons were recovered. Therefore, the Company has taken steps to plug and abandon the well.

The Company said it would study, along with geological and engineering consultants, all of the data obtained from drilling, logging and testing to determine if further drilling can be justified since it is possible that excessive mud exposure in the hole for over 5 months may have seriously impeded the recovery process.

Empire now has earned an additional 30% working interest by drilling the Cobble Cuesta 1-12 well and now owns a 40% working interest in 75,521 acres of leases in this prospect.

Statements in this press release other than purely historical information, including statements relating to the Company's future plans and objectives or expected results, constitute "forward-looking statements" within the meaning of federal securities laws. Forward-looking statements are based on numerous assumptions and are subject to all of the risks and uncertainties incident to the Company's business, including risks inherent in oil and gas exploration and development and other risks described in the reports and statements filed by the Company with the Securities and Exchange Commission. As a result, actual results may vary materially from those described in the forward-looking statements.

For further information contact:	      Albert E. Whitehead, Chairman & CEO
                                          tel:  (918) 488-8068